Supplement to Premier Accumulation Life[registered trademark symbol] Prospectus
                  To Prospectus dated May 1, 2007 as supplemented

                        Supplement dated November 3, 2011

Effective December 2, 2011, Federated Capital Income Fund II is changing its name to Federated Managed Volatility Fund II. As a result of this change, any references to Federated Capital Income Fund II in this prospectus are hereby changed to reflect the new name, Federated Managed Volatility Fund II.